SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED DECEMBER 10, 2007

TO PROSPECTUSES DATED MAY 1, 2007
FOR FUTURITY II AND FUTURITY III
and
TO PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE,
FUTURITY SELECT FREEDOM, FUTURITY SELECT SEVEN,
FUTURITY ACCOLADE, FUTURITY FOCUS II, AND FUTURITY SELECT FOUR

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

On or about March 10, 2008, the above-captioned prospectuses are amended to add new investment options.

The following new investment options will be added to the above-captioned prospectuses on or about March 10, 2008.As a result,the list of the available investment options appearing on the cover page of each prospectus is supplemented by the addition of the following investment options and corresponding investment management disclosures:

Large-Cap Equity Funds	High Yield Bond Funds
SCSM Lord Abbett Growth & Income Fund	SCSM PIMCO High Yield Fund
Mid-Cap Equity Funds
SCSM Goldman Sachs Mid Cap Value Fund

Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC), SCSM Goldman Sachs Mid Cap Value Fund (sub-advised by Goldman Sachs Asset Management, L.P.), SCSM PIMCO High Yield Fund (sub-advised by Pacific Investment Management Company LLC).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        Futurity (Accolade, Fut II, Fut III, Focus II, Select Four, Select Four Plus,

        Select Incentive, Select Freedom, Futurity Select Seven) (US)